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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1999

                        VIRGINIA CAPITAL BANCSHARES, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its Charter)

   Virginia                      0-25031                      54-1913168
----------------                 -------                     -----------
(State or other)          (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


400 George Street, Fredericksburg, Virginia                    22404
-------------------------------------------                    -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (540) 899-5500
                                                     --------------





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ITEM 5.  OTHER EVENTS.
         -------------

      On October 27, 1999, Virginia Capital Bancshares, Inc. issued a press release which announced that it completed its repurchase of 570,240 shares of its common stock.

      A press release announcing the completion of the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1 Press Release dated October 27, 1999.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    VIRGINIA CAPITAL BANCSHARES, INC.



Date: October 28, 1999              By:  /s/ Samuel C. Harding, Jr.
                                         -----------------------------
                                         Samuel C. Harding, Jr.
                                         President